                       SECURITIES AND EXCHANGE COMMISSION

                ------------------------------------------------

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                  June 6, 2002


                           NORTEL NETWORKS CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)




         CANADA                        001-07260               not applicable
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)




8200 Dixie Road, Suite 100, Brampton, Ontario, Canada                L6T 5P6
-----------------------------------------------------               ----------
   (address of principal executive offices)                         (Zip code)




Registrant's telephone number, including area code (905) 863-0000.
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ITEM 5. OTHER EVENTS

On June 7, 2002, the Registrant issued a press release announcing two concurrent offerings in the United States and Canada of equity units and common shares pursuant to separate prospectus supplements and accompanying prospectuses. The prospectus supplements and prospectuses relate to the shelf registration statement and the base shelf prospectus filed by the Registrant and Nortel Networks Limited, the Registrant's principal direct operating subsidiary, with the United States Securities and Exchange Commission and Canadian securities regulatory authorities, respectively. Filed herewith are certain exhibits with respect to such shelf registration statement. The related press release is filed as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

      99.1  Press release dated June 7, 2002.

      99.2 Underwriting Agreement, dated June 6, 2002, among Nortel Networks Corporation and Credit Suisse First Boston Corporation and RBC Dominion Securities Inc., as representatives of the underwriters named therein, with respect to the common share offering.

      99.3 Underwriting Agreement, dated June 6, 2002, among Nortel Networks Corporation and Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as representatives of the underwriters named therein, with respect to the equity unit offering.

      99.4 Form of Purchase Contract and Unit Agreement, dated as of June 12, 2002, among Nortel Networks Corporation, Computershare Trust Company of Canada, as purchase contract agent, and Holders (as defined therein) from time to time.

      99.5 Form of Custodial Agreement, dated as of June 12, 2002, among Computershare Trust Company of Canada, as purchase contract agent, Citibank, N.A., as custodian, and Holders (as defined therein) from time to time.

      99.6  Consent of Ogilvy Renault.

      99.7  Consent of Osler, Hoskin & Harcourt LLP.


                                       2
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                                   SIGNATURES
                                   ----------
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORTEL NETWORKS CORPORATION


                                         By:       /s/ DEBORAH J. NOBLE
                                              ----------------------------------
                                              Deborah J. Noble
                                              Corporate Secretary

                                         By:       /s/ BLAIR F. MORRISON
                                              ----------------------------------
                                              Blair F. Morrison
                                              Assistant Secretary

Dated:  June 6, 2002


                                       3
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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press release dated June 7, 2002.

99.2              Underwriting Agreement, dated June 6, 2002, among Nortel
                  Networks Corporation and Credit Suisse First Boston
                  Corporation and RBC Dominion Securities Inc., as representatives of the underwriters named therein, with respect to the common share offering.

99.3              Underwriting Agreement, dated June 6, 2002, among Nortel
                  Networks Corporation and Credit Suisse First Boston
                  Corporation, J.P. Morgan Securities Inc. and Salomon Smith
                  Barney Inc., as representatives of the underwriters named therein, with respect to the equity unit offering.

99.4              Form of Purchase Contract and Unit Agreement, dated as of June
                  12, 2002, among Nortel Networks Corporation, Computershare
                  Trust Company of Canada, as purchase contract agent, and Holders (as defined therein) from time to time.

99.5              Form of Custodial Agreement, dated as of June 12, 2002, among
                  Computershare Trust Company of Canada, as purchase contract agent, Citibank, N.A., as custodian, and Holders (as defined therein) from time to time.

99.6              Consent of Ogilvy Renault.

99.7              Consent of Osler, Hoskin & Harcourt LLP.
